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Please contact the BAS Syndicate Desk for additional information at 704.388.1597.

Subject to Revision
Term Sheet dated June 1, 2004

$900,000,000
(Approximate)
CENTEX HOME EQUITY LOAN TRUST 2004-C
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-C
Centex Home Equity Company, LLC
Originator and Servicer
CHEC Funding, LLC
Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2004-C (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This Term Sheet contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

BANC OF AMERICA SECURITIES LLC
CITIGROUP
CREDIT SUISSE FIRST BOSTON
RBS GREENWICH CAPITAL

OFFERED CERTIFICATES
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat (3)	Expected Principal Window (mos) Call/Mat (3)	Final Scheduled Distribution Date (4)	Expected Ratings
								S & P	Moody's	Fitch
AF-1	$100,340,000	I	Fixed	Sen-Seq	0.95 / 0.95	1 - 21 / 1 - 21	Jan 2019	AAA	Aaa	AAA
AF-2	$22,950,000	I	Fixed	Sen-Seq	2.00 / 2.00	21 - 27 / 21 - 27	Nov 2021	AAA	Aaa	AAA
AF-3	$51,280,000	I	Fixed	Sen-Seq	3.00 / 3.00	27 - 47 / 27 - 47	Apr 2028	AAA	Aaa	AAA
AF-4	$49,750,000	I	Fixed	Sen-Seq	5.00 / 5.00	47 - 81 / 47 - 81	May 2032	AAA	Aaa	AAA
AF-5	$31,505,000	I	Fixed	Sen-Seq	7.52 / 10.74	81 - 91 / 81 - 201	Jun 2034	AAA	Aaa	AAA
AF-6	$28,425,000	I	Fixed	Sen-NAS	6.32 / 6.64	43 - 91 / 43 - 199	Jun 2034	AAA	Aaa	AAA
AV-1(5)	$98,220,000	II	Floating	Sen-PT	Not Offered		Jun 2034	AAA	Aaa	AAA
AV-2(6)	$366,780,000	III	Floating	Sen-PT	1.92 / 2.02	1 - 91 / 1 - 179	Jun 2034	AAA	Aaa	AAA
A-IO(7)	Notional	I & III	Fixed	IO	--	--	Jun 2006	AAA	Aaa	AAA
M-1	$33,750,000	I, II & III	Floating	Mez	5.13 / 5.66	41 - 91 / 41 - 167	Jun 2034	AA+	Aa1	AA+
M-2	$27,000,000	I, II & III	Floating	Mez	5.10 / 5.61	40 - 91 / 40 - 159	Jun 2034	AA	Aa2	AA
M-3	$18,450,000	I, II & III	Floating	Mez	5.07 / 5.56	39 - 91 / 39 - 152	Jun 2034	AA-	Aa3	AA-
M-4	$13,050,000	I, II & III	Floating	Mez	5.07 / 5.53	39 - 91 / 39 - 145	Jun 2034	A+	A1	A+
M-5	$16,650,000	I, II & III	Floating	Mez	5.05 / 5.49	38 - 91 / 38 - 140	Jun 2034	A	A2	A
M-6	$13,500,000	I, II & III	Floating	Mez	5.05 / 5.43	38 - 91 / 38 - 132	Jun 2034	A-	A3	A-
M-7	$13,500,000	I, II & III	Floating	Mez	5.04 / 5.36	37 - 91 / 37 - 123	Jun 2034	BBB+	Baa1	BBB+
B	$14,850,000	I, II & III	Floating	Sub	5.03 / 5.21	37 - 91 / 37 - 112	Jun 2034	BBB	Baa2	BBB

(i)

The Certificates are subject to a 10% Clean-Up Call Option.  All Certificates (other than the Class A-IO Certificates) are expected to be subject to an interest rate cap.  The margin on the Class AV-1 and Class AV-2 Certificates will increase to an amount equal to 2x the original margin, and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates will increase to an amount equal to 1.5x the original margin, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The interest rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates will increase by 0.50%, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.

(2)

Each class size is subject to a variance of plus or minus 5%.

(3)

See “PREPAYMENT PRICING SPEED” herein.

(4)

With respect to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4, Certificates the Final Scheduled Distribution Date was determined to be the date on which the principal balances of such classes of certificates would be reduced to zero assuming the Prepayment Pricing Speed of 0% PPC.  With respect to the Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, the Final Scheduled Distribution Date was determined to be one month after the scheduled maturity date of the latest maturing loan in the related home equity loan group.  The Final Scheduled Distribution Date with respect to the Class A-IO Certificates was determined to be the final month of payment with respect to those certificates.

(5)

The Class AV-1 Certificates are not offered hereby.

(6)

The Class AV-2 Certificates may be split into two or three classes which may pay concurrently, sequentially or as otherwise described in the prospectus supplement.  References to the Class AV-2 Certificates in this Term Sheet refer to the aggregate of these classes issued.

(7)

The Class A-IO Certificates do not have a certificate principal balance but will accrue interest at a rate of 3.50% per annum for the first 24 months on the aggregate of the Group I A-IO component notional amount and the Group III A-IO component notional amount.

PREPAYMENT PRICING SPEED
Group I Home Equity Loans:

115% PPC

100% PPC assumes that prepayments start at 4% CPR in month one of the life of the Home Equity Loans, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II Home Equity Loans:	27% CPR
Group III Home Equity Loans:	27% CPR

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the prospectus supplement and prospectus and provides a general overview of the terms of the Certificates.  To understand all of the terms of the offering of the Certificates, you should read carefully the prospectus supplement and prospectus.  Certain capitalized terms used in this Term Sheet are defined under the caption "CERTAIN DEFINITIONS" below.

Transaction:	Offering of approximately $900,000,000 of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-C.
Issuer:	Centex Home Equity Loan Trust 2004-C (the "Trust").
Depositor:	CHEC Funding, LLC.
Originator:	Centex Home Equity Company, LLC. The originator is sometimes referred to in this Term Sheet as "CHEC".
Sellers:	Centex Home Equity Company, LLC. Harwood Street Funding II, LLC.
Servicer:	Centex Home Equity Company, LLC.
Trustee:	JPMorgan Chase Bank.
Custodian:	J.P. Morgan Trust Company, National Association.
Underwriters:	Banc of America Securities LLC (Lead Manager). Citigroup (Co-Manager). Credit Suisse First Boston (Co-Manager). RBS Greenwich Capital (Co-Manager).
Statistical Calculation Date:	The opening of business on May 1, 2004.
Cut-Off Date:	The opening of business on June 1, 2004.
Expected Pricing Date:	Week of June 1, 2004.
Expected Closing Date:	June 24, 2004.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be July 26, 2004.
Record Dates:

With respect to any Distribution Date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of Variable Rate Certificates, the last business day immediately preceding the Distribution Date.

Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B and Class A-IO Certificates.

Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2 and Class A-IO Certificates.
Class A-IO Certificates:

Collectively, the Group I A-IO component and the Group III A-IO component. The notional amount of each group A-IO component will be equal to the lesser of (i) the aggregate Loan Balance of the Home Equity Loans in the related group and (ii) the notional amount specified in the schedule set forth under “Class A-IO Notional Schedule” below. The Group I A-IO component and the Group III A-IO component may not be traded separately.

Subordinate Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.
Group I Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 Certificates and the Group I A-IO component (backed primarily by the Group I Home Equity Loans).
Group II Certificates:	The Class AV-1 Certificates (backed primarily by the Group II Home Equity Loans).
Group III Certificates:	The Class AV-2 Certificates and the Group III A-IO component (backed primarily by the Group III Home Equity Loans).
Fixed Rate Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class A-IO Certificates.
Variable Rate Certificates:	The Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.
Class AF-6 Certificates:

The Class AF-6 Certificates will be "lock-out" certificates.  The Class AF-6 Certificates generally will not receive any portion of principal payments until the July 2007 Distribution Date.  Thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Certificates based on a schedule.

Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates.
Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.
Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from June 1, 2004, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.
Interest Accrual Period:

With respect to the Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate Certificates, interest accrues from the last Distribution Date through the day immediately preceding the then current Distribution Date.

Remittance Period:	With respect to any Distribution Date, the calendar month immediately preceding the calendar month in which the Distribution Date occurs.
Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream Banking Luxembourg or the Euroclear System in Europe.
Trust Property:

The property of the Trust will include:

•

a pool of closed-end fixed rate Home Equity Loans secured by first and second lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

a pool of closed-end adjustable rate Home Equity Loans conforming to certain agency guidelines and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

a pool of closed-end adjustable rate Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

payments on the Home Equity Loans received on and after the Cut-Off Date;

•

property that secured a Home Equity Loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

•

rights under the two Cap Agreements described below.

The Home Equity Loans:

The Home Equity Loans will be divided into three groups. Group I will contain Home Equity Loans that bear interest at fixed rates.  Group II will contain Home Equity Loans that conform to certain agency guidelines, and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  Group III will contain Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  The initial rate adjustment date for the Home Equity Loans that bear interest at an adjustable rate is six months, two years, three years or five years after the date of origination of the related Home Equity Loan.

As of the Statistical Calculation Date, the Home Equity Loans have the following general characteristics:

•

7,542 total Home Equity Loans

•

3,101 fixed rate Home Equity Loans

•

4,441 adjustable rate Home Equity Loans

•

Group I Home Equity Loans:

•

$284,159,746.23 aggregate outstanding Loan Balance

•

31.58% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group II Home Equity Loans:

•

$130,022,118.60 aggregate outstanding Loan Balance

•

14.45% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group III Home Equity Loans:

•

$485,511,039.26 aggregate outstanding Loan Balance

•

53.96% of aggregate outstanding Loan Balance of all Home Equity Loans

See "GROUP I HOME EQUITY LOANS", "GROUP II HOME EQUITY LOANS" and "GROUP III HOME EQUITY LOANS" below for additional information regarding the Home Equity Loans.

Delinquency Advances:

Each month the Servicer will determine the amount of any unpaid interest due on the Home Equity Loans. If the Servicer believes that unpaid interest can be recovered, then the Servicer will either:

•

advance the unpaid interest to the Trust out of its own funds; or

•

advance the unpaid interest to the Trust out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date.

The Servicer is entitled to be reimbursed by the Trust for any delinquency advances from the related Home Equity Loan and, if the delinquency advance is a non-recoverable advance, from collections on all the Home Equity Loans prior to any distributions to holders of Certificates. The Servicer is also entitled to be reimbursed by the Trust for any delinquency advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

•

expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation of that Home Equity Loan;

•

the cost of any enforcement or judicial proceedings, including foreclosures; and

•

the cost of the management and liquidation of property acquired in satisfaction of the related Home Equity Loan.

The Servicer is entitled to be reimbursed by the Trust for any servicing advances from the borrower of the related Home Equity Loan to the extent permitted by such loan, from the liquidation proceeds realized upon the liquidation of the related Home Equity Loan and, if the servicing advance is a non-recoverable advance, from collections on all the Home Equity Loans, in each case prior to any distributions to holders of Certificates.  The Servicer is also entitled to be reimbursed by the Trust for any servicing advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will provide to the Trust the amount of any shortfall of interest on a Home Equity Loan that is caused by a full prepayment of the Home Equity Loan up to the amount of the aggregate servicing fee for the related period.  The Servicer is entitled to be reimbursed by the Trust for any unreimbursed payments of compensating interest from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Cap Agreements:

The Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates will have the benefit of two interest rate cap agreements (the "Group II Cap Agreement" and the "Group III Cap Agreement").  Pursuant to each Cap Agreement, a swap counterparty to be determined will agree to make a monthly payment to the Trust.  The monthly payments for each Cap Agreement will be made on each Distribution Date after the Closing Date, but not beyond the April 2007 Distribution Date for the Group II Cap Agreement and not beyond the October 2006 Distribution Date for the Group III Cap Agreement.  The monthly payments will be deposited in the Trust's Cap Agreement Reserve Fund and will be applied as follows:

•

first, concurrently, from and to the extent of the amounts in the Cap Agreement Reserve Fund (A) to the Class AV-1 Certificates, the lesser of (i)  any unpaid Group II Adjusted Cap Carryover for such class and (ii) the Group II Net WAC Cap Carryover, (B) to the Class AV-2 Certificates, the lesser of (i) any unpaid Group III Adjusted Cap Carryover for any such class and (ii) the Group III Net WAC Cap Carryover, and (C) to each Class of Subordinate Certificates, the lesser of (i) any related unpaid Subordinate Adjusted Cap Carryover for any such class; and (ii) the related Subordinate Net WAC Cap Carryover amounts for any such class;

•

second, concurrently,

•

from and to the extent of amounts remaining in respect of the Group II Cap Agreement, to the Class AV-2 Certificates, towards any unpaid Group III Net WAC Cap Carryover for  such class; and

•

from and to the extent of amounts remaining in respect of the Group III Cap Agreement, to the Class AV-1 Certificates, towards any unpaid Group II Net WAC Cap Carryover for such class; and

•

third, to the extent of amounts remaining, towards any unpaid Subordinate Net WAC Cap Carryover with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, sequentially, in that order.

Under the Group II Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of  the excess, if any, of one-month LIBOR (subject to a maximum rate of 8.79%) over the applicable strike rate for such Distribution Date,  the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

Under the Group III Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of  the excess, if any, of one-month LIBOR (subject to a maximum rate of 8.04%) over the applicable strike rate for such Distribution Date,  the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

The applicable strike rates and scheduled notional amounts for each Cap Agreement and Distribution Date are set forth under the caption "SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS" below.  Any amounts remaining in the Cap Agreement Reserve Fund after the April 2007 Distribution Date for the Group II Cap Agreement and the November 2006 Distribution Date for the Group III Cap Agreement will be distributed to the Servicer.

Clean-Up Call Option:

An affiliate of the Servicer may, at its option, terminate the Trust by purchasing, at the termination price described below, all of the Home Equity Loans and other Trust property on any Distribution Date on or after the date on which the aggregate outstanding Loan Balance of the Home Equity Loans in all groups is 10% or less of the aggregate outstanding Loan Balance of the Home Equity Loans in all groups on the Cut-Off Date, provided the Class A-IO Certificates are not then outstanding.

If this Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then:

•

the Certificate Rate on the Fixed Rate Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date;

•

the margin on the Class AV-1 and Class AV-2 Certificates will increase to an amount equal to 2x the original margin, commencing on the first day of the interest accrual period next following such date; and

•

the margin on the Subordinate Certificates will increase to an amount equal to 1.5x the original margin, commencing on the first day of the interest accrual period next following such date.

The "termination price" will be an amount equal to the greater of (A) the sum of (x) the aggregate outstanding Loan Balance of the Home Equity Loans (other than those referred to in clause (y) below), including accrued interest thereon, and (y) in the case of any REO property and any Home Equity Loans with respect to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and Home Equity Loans (disregarding accrued interest thereon) and (B) the sum of the aggregate unpaid principal balance of the Certificates (other than any Class Principal Carryover Shortfalls), all accrued and unpaid interest thereon (other than any Group I Net WAC Cap Carryover, Group II Net WAC Cap Carryover, Group III Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover), any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest and any Delinquency Advances the Servicer has failed to remit.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or "REMICs".
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible.
Certificate Ratings:	It is a condition to the issuance of the Certificates that they receive the respective ratings set forth below from S & P, Moody's and Fitch.

Class	S & P	Moody’s	Fitch
AF-1	AAA	Aaa	AAA
AF-2	AAA	Aaa	AAA
AF-3	AAA	Aaa	AAA
AF-4	AAA	Aaa	AAA
AF-5	AAA	Aaa	AAA
AF-6	AAA	Aaa	AAA
AV-1	AAA	Aaa	AAA
AV-2	AAA	Aaa	AAA
A-IO	AAA	Aaa	AAA
M-1	AA+	Aa1	AA+
M-2	AA	Aa2	AA
M-3	AA-	Aa3	AA-
M-4	A+	A1	A+
M-5	A	A2	A
M-6	A-	A3	A-
M-7	BBB+	Baa1	BBB+
B	BBB	Baa2	BBB

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure will be provided by  excess interest,  overcollateralization,  subordination of Certificates having a lower payment priority and  cross-collateralization.

Overcollateralization is calculated as the amount by which the aggregate Loan Balance of the Home Equity Loans exceeds the aggregate principal balance of the Certificates.  The Certificates will not have the benefit of any overcollateralization on the Closing Date.  Beginning on the second Distribution Date, excess interest collections, if any, will be applied as accelerated payments of principal to the class or classes of Certificates then entitled to receive distributions of principal until the overcollateralization level equals 2.75% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  On the first Distribution Date, excess interest collections, if any, will be applied as accelerated payments of principal to such class or classes of Certificates to offset any realized losses incurred on the Home Equity Loans that would otherwise be allocated to the Subordinate Certificates.  The required level of overcollateralization may step down over time.  However, if a Trigger Event occurs, the required overcollateralization amount will not be allowed to step down and will be equal to the required overcollateralization amount in effect for the previous Distribution Date.

The Senior Certificates will have a payment priority over the Subordinate Certificates.  Among the classes of Subordinate Certificates,  the Class M-1 Certificates will have payment priority over the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates,  the Class M-2 Certificates will have payment priority over the Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates,  the Class M-3 Certificates will have payment priority over the Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates,  the Class M-4 Certificates will have payment priority over the Class M-5, Class M-6, Class M-7 and Class B Certificates,  the Class M-5 Certificates will have payment priority over the Class M-6, Class M-7 and Class B Certificates, (f) the Class M-6 Certificates will have payment priority over the Class M-7 and Class B Certificates, and (g) the Class M-7 Certificates will have payment priority over the Class B Certificates.  If, on any Distribution Date, there is insufficient excess interest or overcollateralization to absorb realized losses on the Home Equity Loans, then such realized losses will be allocated to the classes of Subordinate Certificates, in the reverse order of their payment priority, through a reduction in the principal balance of the applicable class equal to the realized losses in excess of the amount of excess interest and overcollateralization on such Distribution Date.  To the extent that the certificate principal balance of a class of Subordinate Certificates is reduced on account of realized losses on Home Equity Loans, and then there is a net subsequent recovery in respect of principal on a liquidated Home Equity Loan or Loans, then the certificate principal balance of such class will be increased up to the amount of the related subsequent recoveries, beginning with the class of Subordinate Certificates with the highest relative payment priority, to the extent of the amount of the lesser of (1) the prior reduction and (b) the outstanding Class Principal Carryover Shortfall of such class.  The outstanding Class Principal Carryover Shortfall of such class would be reduced by the corresponding amount of the increase in the certificate principal balance of such class.

Cross-collateralization will be provided through the application of excess interest from each Home Equity Loan Group to fund interest shortfalls, cover realized losses and build overcollateralization with respect to the other Home Equity Loan Groups.

Initial Certificate Credit Enhancement

•

The Senior Certificates, other than the Class A-IO Certificates, will be enhanced by excess interest, the Overcollateralization Amount and the Subordinate Certificates.

•

The Class M-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 13.00% in Subordinate Certificates having a lower payment priority.

•

The Class M-2 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 10.00% in Subordinate Certificates having a lower payment priority.

•

The Class M-3 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 7.95% in Subordinate Certificates having a lower payment priority.

•

The Class M-4 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 6.50% in Subordinate Certificates having a lower payment priority.

•

The Class M-5 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 4.65% in Subordinate Certificates having a lower payment priority.

•

The Class M-6 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 3.15% in Subordinate Certificates having a lower payment priority.

•

The Class M-7 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 1.65% in Subordinate Certificates having a lower payment priority.

•

The Class B Certificates will be enhanced by excess interest and the Overcollateralization Amount.

Credit Enhancement

Percentages:

Target Percentages		Stepdown Percentages
Senior(1)	19.50%	Senior(1)	39.00%
Class M-1	15.75%	Class M-1	31.50%
Class M-2	12.75%	Class M-2	25.50%
Class M-3	10.70%	Class M-3	21.40%
Class M-4	9.25%	Class M-4	18.50%
Class M-5	7.40%	Class M-5	14.80%
Class M-6	5.90%	Class M-6	11.80%
Class M-7	4.40%	Class M-7	8.80%
Class B	2.75%	Class B	5.50%

(1) Other than the Class A-IO Certificates
Senior Enhancement Percentage:

With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of  the aggregate certificate principal balances of the Subordinate Certificates and (2) the Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, and the denominator of which is the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

CERTIFICATE RATES
Certificate Rates:

Each of the Class AF-1 through Class AF-6 Certificates will bear interest at a rate equal to the lesser of  its applicable fixed rate of interest and  the Group I Net WAC Cap.  The Class A-IO Certificates will accrue interest at the rate of 3.50% per annum for the first 24 months on the aggregate of the Group I A-IO component notional amount and the Group III A-IO component notional amount. Each of the Class AV-1 and Class AV-2 Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap (in the case of the Class AV-1 Certificates) and the Group III Net WAC Cap (in the case of the Class AV-2 Certificates).  Each class of Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

With respect to any Distribution Date and each class of Fixed Rate Certificates (other than the Class A-IO Certificates) will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Home Equity Loans as of the beginning of the related Remittance Period less the product of (a) 3.50% and (b) a fraction, the numerator of which is the Group I A-IO component notional amount for the related Distribution Date and the denominator of which is the aggregate Loan Balance of the Group I Home Equity Loans as of the beginning of the related Remittance Period.

Group II Net WAC Cap:

With respect to any Distribution Date and the Class AV-1 Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group II Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related interest period.

Group III Net WAC Cap:

With respect to any Distribution Date and the Class AV-2 Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group III Home Equity Loans as of the beginning of the related Remittance Period less the product of (a) 3.50% and (b) a fraction, the numerator of which is the Group III A-IO component notional amount for the related Distribution Date and the denominator of which is the aggregate Loan Balance of the Group III Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related interest period.

Subordinate Net WAC Cap:

With respect to any Distribution Date and each class of Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the product of (a) the Group I Net WAC Cap, and (b) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related interest period, (ii) the Group II Net WAC Cap and (iii) the Group III Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each Group and any Distribution Date, will be the excess of the aggregate Loan Balance of the related Group as of the first day of the related Remittance Period, over the aggregate certificate principal balances of the Senior Certificates (other than the Class A-IO Certificates) of such Group immediately prior to such Distribution Date.

Net Coupon Rate:

For any Group I Home Equity Loan, Group II Home Equity Loan or Group III Home Equity Loan, will be the rate per annum equal to the coupon rate of the Home Equity Loan minus the sum of (1) the rate at which the servicing fee accrues and (2) the rate at which the Trustee fee accrues (expressed as a per annum percentage of the aggregate Loan Balance of the Group I, Group II or Group III Home Equity Loans, as applicable).

Group I Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Fixed Rate Certificates (other than the Class A-IO Certificates) is based on the Group I Net WAC Cap, the applicable Fixed Rate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group I Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).

Group II Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for the Class AV-1 Certificates is based on the Group II Net WAC Cap, the Class AV-1 Certificateholders will be entitled to receive on subsequent Distribution Dates the Group II Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Class AV-1 Certificates would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for the Distribution Date without regard to the Group II Net WAC Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group II Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the Class AV-1 Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).

Group III Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for the Class AV-2 Certificates is based on the Group III Net WAC Cap, the Class AV-2 Certificateholders will be entitled to receive on subsequent Distribution Dates the Group III Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group III Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Class AV-2 Certificates would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for the Distribution Date without regard to the Group III Net WAC Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group III Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the Class AV-2 Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group III Net WAC Cap).

Subordinate Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Subordinate Certificates is based on the Subordinate Net WAC Cap, the applicable Subordinate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Subordinate Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Subordinate Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Subordinate Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Subordinate Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Subordinate Net WAC Cap).

Group II Adjusted Cap Carryover:

With respect to any Distribution Date and the Class AV-1 Certificates will be an amount equal to the product of (A) the amount, if any, received under the Group II Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the outstanding certificate principal balance of the Class AV-1 Certificates and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period.

Group III Adjusted Cap Carryover:

With respect to any Distribution Date and the Class AV-2 Certificates, will be an amount equal to the product of (A) the amount, if any, received under the Group III Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the outstanding certificate principal balance of the Class AV-2 Certificates and the denominator of which is the aggregate Loan Balance of the Group III Home Equity Loans, in each case as of the first day of the related Remittance Period.

Subordinate Adjusted Cap Carryover:

With respect to any Distribution Date and the Subordinate Certificates, will be an amount equal to the sum of (A) the product of (i) the amount, if any, received under the Group II Cap Agreement and (ii) a fraction, the numerator of which is the Group Subordinate Amount for Group II and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period and (B) the product of (i) the amount, if any, received under the Group III Cap Agreement and (ii) a fraction, the numerator of which is the Group Subordinate Amount for Group III and the denominator of which is the aggregate Loan Balance of the Group III Home Equity Loans, in each case as of the first day of the related Remittance Period.

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the certificate account with respect to the Home Equity Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the certificate account received with respect to Home Equity Loan Group I:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group I.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates.

3.

The remaining amount pursuant to clause D. below.

B.

With respect to funds in the certificate account received with respect to Home Equity Loan Group II:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group II.

2.

To the Class AV-1 Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date.

3.

The remaining amount pursuant to clause D below.

C.

With respect to funds in the certificate account received with respect to Home Equity Loan Group III:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group III.

2.

Concurrently, to each class of Group III Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group III Certificates on a pro rata basis based on each Group III Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group III Certificates.

3.

The remaining amount pursuant to clause D. below.

D.

With respect to any remaining amounts in the certificate account received with respect to Home Equity Loan Group I, Home Equity Loan Group II and Home Equity Loan Group III:

1.

Concurrently, to the Senior Certificates in all three Certificate Groups, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A., B. and C. above on the applicable Distribution Date, allocated among each such class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

3.

To the Senior Certificates (other than the Class A-IO Certificates), an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, concurrently as follows:

i.

To the Group I Certificates (other than the Group I A-IO component), the Group I Principal Distribution Amount allocated in the following order of priority:

·

To the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount; and

·

Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

ii.

To the Class AV-1 Certificates, the Group II Principal Distribution Amount until the certificate principal balance of such Certificates has been reduced to zero.

iii.

To the Class AV-2 Certificates, the Group III Principal Distribution Amount until the certificate principal balance of such Certificates has been reduced to zero.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

6.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

7.

To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

8.

To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

9.

To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

10.

To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

11.

To the Class B Certificates, the Class B Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

12.

To the Certificates (other than the Class A-IO Certificates), the Subordination Increase Amount or OC Holiday Realized Loss Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 3 through 11 of clause D. above.

13.

To the Class M-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

14.

To the Class M-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

15.

To the Class M-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

16.

To the Class M-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

17.

To the Class M-5 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

18.

To the Class M-6 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

19.

To the Class M-7 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

20.

To the Class B Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

21.

To the Trust's Supplemental Interest Reserve Fund, the amounts required for distribution in accordance with priorities 22 and 23 below following distribution of any amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

22.

Concurrently, (i) to the Group I Certificates (other than the Group I A-IO component), pro rata, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I, (ii) to the Class AV-1 Certificates, the Group II Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II and (iii) to the Class AV-2 Certificates, the Group III Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group III, in the case of clauses (ii) and (iii) above to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

23.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover, from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund, in each case to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

24.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the Trust's pooling and servicing agreement to the extent not paid as Trustee fees or Transition Expenses pursuant to clauses A.1, B.1 and C.1 above.

25.

To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest.

26.

To the holders of the Trust's residual certificates, the remainder.

CERTAIN DEFINITIONS
Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each Home Equity Loan Group.
ARM Principal Distribution Amount:

Means, as to any Distribution Date, the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the Group I Principal Distribution Amount for that Distribution Date.

Basic Principal Amount:

With respect to the related Home Equity Loan Group and each Distribution Date shall be the sum of (without duplication):  (A) the principal portion of all scheduled monthly payments on the Home Equity Loans related to the Home Equity Loan Group actually received by the Servicer during the related Remittance Period and any prepayments on the Home Equity Loans made on behalf of the obligors on Home Equity Loans in the related Home Equity Loan Group actually received by the Servicer during the related Remittance Period, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (B) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was purchased or repurchased by CHEC or purchased by the Servicer, on or prior to the related Monthly Remittance Date, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (C) any substitution amounts relating to principal, delivered by CHEC on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (D) all net liquidation proceeds, and all subsequent recoveries, actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent the net liquidation proceeds or subsequent recoveries relate to principal), in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; and (E) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the total of the certificate principal balances of all of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance of the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows:

Distribution Date	Lockout Percentage
1 to 36	0%
37 to 60	45%
61 to 72	80%
73 to 84	100%
85 and thereafter	300%

Class B Principal Distribution Amount:

Means with respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of:   the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, (H) the certificate principal balance of the Class M-7 Certificates, after taking into account distribution of the Class M-7 Principal Distribution Amount for the applicable Distribution Date, and (I) the certificate principal balance of the Class B Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 94.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor; provided, however, that after the certificate principal balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates are reduced to zero, the Class B Principal Distribution Amount for the applicable Distribution Date will equal 100% of the Principal Distribution Amount.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of  the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus  one month's interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.

Class M-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 68.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates and the Class M-1 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 74.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates and the Class M-2 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:   the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 78.60% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-4 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:   the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 81.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-5 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:   the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 85.20% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-6 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 88.20% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-7 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, and (H) the certificate principal balance of the Class M-7 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 91.20% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related interest period at the related Certificate Rate on the certificate principal balance of the related Certificates.  On any Distribution Date, the Fixed Rate Certificates (other than the Class A-IO Certificates) are each subject to the Group I Net WAC Cap, the Class AV-1 Certificates are subject to the Group II Net WAC Cap, the Class AV-2 Certificates are subject to the Group III Net WAC Cap and the Subordinate Certificates are each subject to the Subordinate Net WAC Cap.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of  the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over  the sum of (x) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates and (y) the amount of any increases in the certificate principal balance of such class of Subordinate Certificates resulting from subsequent recoveries.

Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period by (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
July 2007 to June 2008	3.75% for the first month, plus an additional 1/12th of 2.00% for each month thereafter.
July 2008 to June 2009	5.75% for the first month, plus an additional 1/12th of 1.75% for each month thereafter.
July 2009 to June 2010	7.50% for the first month, plus an additional 1/12th of 0.65% for each month thereafter.
July 2010 and thereafter	8.15%

Delinquency Amount:

Means, with respect to any Remittance Period, the sum, without duplication, of the aggregate principal balance of the Home Equity Loans that are (1) 60 or more days delinquent, (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Remittance Period.

Delinquency Event:	Shall have occurred and be continuing if at any time the 60+ Delinquency Percentage (Rolling Three Month) exceeds 43.00% of the Senior Enhancement Percentage.
Excess Interest:	Means, with respect to any Distribution Date, the amounts remaining, if any, after the application of payments pursuant to clauses 1 through 11 of clause D. under the caption "DISTRIBUTIONS" above.
Excess Overcollateralization Amount:

Means, with respect to any Distribution Date, the lesser of (1) the Aggregate Principal Amount for the Distribution Date and (2) the excess, if any, of (x) the Overcollateralization Amount, assuming 100% of the Aggregate Principal Amount is distributed on the Certificates, over (y) the Required Overcollateralization Amount.

Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Group I Certificates, (other than the Group I A-IO component) immediately prior to that Distribution Date over (y) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate Loan Balance of the Group I Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period, and the denominator of which is the excess of (i) the aggregate Loan Balance of the Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AV-1 and Class AV-2 Certificates immediately prior to that Distribution Date and (B) the certificate principal balance of the Group I Certificates (other than the Group I A-IO component) immediately prior to that Distribution Date.

Group II Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group II Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group II Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date and (B) the excess of (1) the ARM Principal Distribution Amount for that Distribution Date over (2) the certificate principal balance of the Class AV-2 Certificates immediately prior to that Distribution Date and (ii) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date.

Group III Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group III Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group III Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group III Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date and (B) the excess of (1) the ARM Principal Distribution Amount for that Distribution Date over (2) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date and (ii) the certificate principal balance of the Class AV-2 Certificates immediately prior to that Distribution Date.

Loan Balance:

Means, with respect to any Home Equity Loan as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date less any principal payments made on such Home Equity Loan through such date of determination.

Monthly Remittance Date:	Means the 18th day of each month, or if the 18th day is not a business day, the preceding business day.
OC Floor:	Means an amount equal to 0.50% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.
OC Holiday Realized Loss Amount:

Means, with respect to the first Distribution Date, to the extent of Excess Interest for that Distribution Date, an amount equal to the amount of any realized losses incurred on the Home Equity Loans that would otherwise be allocated to the Subordinate Certificates on that Distribution Date.

Overcollateralization Amount:

Means, with respect to each Distribution Date, the excess, if any, of  the aggregate Loan Balance of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period over  the aggregate certificate principal balance of the Certificates as of that Distribution Date (after taking into account the payment of the Principal Distribution Amount on that Distribution Date).

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate certificate principal balances of the Certificates  (other than the Class A-IO Certificates) immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date, (y) the Subordination Increase Amount, if any, for that Distribution Date and (z) the OC Holiday Realized Loss Amount, if any, for that Distribution Date.

Required Overcollateralization Amount:

Means, with respect to the first Distribution Date, zero, and as to any subsequent Distribution Date  prior to the Stepdown Date, the product of (x) 2.75% and (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date; and  on and after the Stepdown Date, the greater of (i) the lesser of (x) the product of 2.75% and the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date and (y) the product of 5.50% and the aggregate Loan Balance of the Home Equity Loans as of the end of the related Remittance Period and (ii) the OC Floor; provided, however, that on each such subsequent Distribution Date during the continuance of a Trigger Event the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate certificate principal balances of the Senior Certificates (other than the Class A-IO Certificates) immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate certificate principal balances of the Senior Certificates (other than the Class A-IO Certificates) immediately prior to that Distribution Date over (y) the lesser of (A) 61.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

60+ Delinquency Percentage (Rolling Three Month):

Means, with respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods, the numerator of each of which is equal to the Delinquency Amount for such Remittance Period, and the denominator of each of which is the aggregate Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate certificate principal balances of the Senior Certificates are reduced to zero, and (2) the later to occur of (A) the July 2007 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage, after giving effect to the distribution of the Principal Distribution Amount on that Distribution Date, is at least equal to 39.00%.

Subordination Deficiency:

Means, with respect to any Distribution Date, the excess, if any, of  the Required Overcollateralization Amount for that Distribution Date over  the Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the Aggregate Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to the first Distribution Date, zero, and as to any subsequent Distribution Date, the lesser of (1) the Subordination Deficiency and (2) the Excess Interest.
Transition Expenses:

Means expenses incurred by the Trustee in connection with the transfer of servicing upon the termination of the Servicer; provided that the amount shall not exceed $50,000 in any one calendar year (and no more than $100,000 in the aggregate).

Trigger Event:	Means the existence of a Delinquency Event or a Cumulative Loss Trigger Event.

Class A-IO Notional Schedule

The notional amount of the Class A-IO Certificates will be the sum of two components, each of which will be equal to the lesser of (i) the aggregate outstanding Loan Balance of the Home Equity Loans in the related group as of the first day of the related Remittance Period and (ii) the amount stated in the schedule below for the related Distribution Date. The pass-through rate for the Class A-IO Certificates will be 3.50% per annum for the first 24 periods and 0.00% thereafter.

Period	Distribution Date	Group I A-IO Component Notional Amount	Group III A-IO Component Notional Amount	Aggregate A-IO Notional Amount
1	7/25/2004	61,000,000	139,000,000	200,000,000
2	8/25/2004	60,000,000	129,000,000	189,000,000
3	9/25/2004	59,000,000	120,000,000	179,000,000
4	10/25/2004	57,000,000	111,000,000	168,000,000
5	11/25/2004	55,000,000	104,000,000	159,000,000
6	12/25/2004	53,000,000	96,000,000	149,000,000
7	1/25/2005	50,000,000	89,000,000	139,000,000
8	2/25/2005	47,000,000	82,000,000	129,000,000
9	3/25/2005	45,000,000	76,000,000	121,000,000
10	4/25/2005	42,000,000	70,000,000	112,000,000
11	5/25/2005	38,000,000	66,000,000	104,000,000
12	6/25/2005	36,000,000	61,000,000	97,000,000
13	7/25/2005	33,000,000	56,000,000	89,000,000
14	8/25/2005	30,000,000	52,000,000	82,000,000
15	9/25/2005	28,000,000	48,000,000	76,000,000
16	10/25/2005	26,000,000	45,000,000	71,000,000
17	11/25/2005	24,000,000	42,000,000	66,000,000
18	12/25/2005	22,000,000	38,000,000	60,000,000
19	1/25/2006	20,000,000	36,000,000	56,000,000
20	2/25/2006	19,000,000	33,000,000	52,000,000
21	3/25/2006	17,000,000	31,000,000	48,000,000
22	4/25/2006	16,000,000	28,000,000	44,000,000
23	5/25/2006	15,000,000	28,000,000	43,000,000
24	6/25/2006	14,000,000	28,000,000	42,000,000
25	7/25/2006	0	0	0

SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS
GROUP II CAP AGREEMENT

Distribution Date	Scheduled Notional Amount	Strike Rate (%)
1	0	0.00
2	126,582,858	5.30
3	123,191,802	5.30
4	119,890,886	5.50
5	116,677,726	5.31
6	113,550,165	5.50
7	110,505,776	5.31
8	107,542,359	5.31
9	104,657,774	5.93
10	101,849,937	5.31
11	99,116,817	5.51
12	96,456,560	5.32
13	93,867,115	5.51
14	91,346,608	5.32
15	88,893,216	5.32
16	86,505,164	5.51
17	84,180,720	5.33
18	81,918,237	5.52
19	79,716,038	5.33
20	77,572,529	5.33
21	75,486,155	5.95
22	73,455,404	5.33
23	71,478,803	7.20
24	69,571,982	6.95
25	67,715,622	7.20
26	65,908,396	6.95
27	64,149,009	6.95
28	62,436,205	7.20
29	60,768,755	7.77
30	59,145,467	8.04
31	57,565,178	7.77
32	56,026,755	7.77
33	54,529,097	8.65
34	53,071,129	7.77

SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS
GROUP III CAP AGREEMENT

1	0	0.00
2	472,731,083	5.15
3	460,127,980	5.19
4	447,858,435	5.42
5	435,913,687	5.27
6	424,285,694	5.51
7	412,965,598	5.35
8	401,945,268	5.39
9	391,216,809	6.06
10	380,772,534	5.46
11	370,604,974	5.69
12	360,707,209	5.52
13	351,071,755	5.75
14	341,691,681	5.58
15	332,560,257	5.60
16	323,670,929	5.83
17	315,017,321	5.65
18	306,593,306	5.89
19	298,392,743	5.69
20	290,409,734	5.72
21	282,638,543	6.40
22	275,073,583	5.76
23	267,709,415	7.66
24	260,598,120	7.40
25	253,674,469	8.04
26	246,933,394	7.76
27	240,370,105	7.76
28	233,979,937	8.04

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:

	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$91,634.87	$4,522.00 to $750,000.00

Wtd. Avg. Coupon Rate (approximate)	7.473%	5.300% to 14.500%

Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	75.58%	8.82% to 100.00%

Wtd. Avg. Original Term to Maturity (approximate)	318	60 to 360 months

Wtd. Avg. Remaining Term to Maturity (approximate)	317	55 to 360 months

Wtd. Avg. Original Credit Score (approximate)(1)	620	486 to 825

Maximum Seasoning	28 months

Ratio of First to Second Liens	91.57% / 8.43%

Outstanding Principal Balance of Loans Secured by First Liens

Two- to Four-Family Properties	$1,389,892.77

All Other Properties	$258,814,714.70

Outstanding Principal Balance of Loans Secured by Second Liens

Two- to Four-Family Properties	$262,603.03

All Other Properties	$23,692,535.73

Latest Maturity Date	May 1, 2034

Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.41%

30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (2)	0.09%

—————————

(1)

Excludes 4 Home Equity Loans for which a credit score is not available.

(2)

Approximately 90.38% of the aggregate outstanding loan balance of the Group I Home Equity Loans had first monthly payments due on or after April 1, 2004, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP I HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	44	$3,730,790.91	1.31%
Arkansas	23	1,555,150.00	0.55
California	352	49,565,305.21	17.44
Colorado	42	5,462,492.23	1.92
Connecticut	45	5,599,218.42	1.97
Delaware	14	1,449,047.21	0.51
Florida	217	21,839,688.04	7.69
Georgia	81	7,252,958.51	2.55
Idaho	8	491,171.73	0.17
Illinois	39	2,464,969.67	0.87
Indiana	89	6,975,061.68	2.45
Iowa	33	2,377,670.04	0.84
Kansas	12	955,414.54	0.34
Kentucky	32	2,377,985.69	0.84
Louisiana	106	7,274,895.60	2.56
Maine	23	1,820,609.02	0.64
Maryland	47	4,526,762.30	1.59
Massachusetts	54	6,173,660.73	2.17
Michigan	41	3,420,550.41	1.20
Minnesota	13	1,740,067.73	0.61
Mississippi	44	2,999,747.15	1.06
Missouri	38	2,279,047.36	0.80
Montana	13	860,407.43	0.30
Nebraska	10	803,814.02	0.28
Nevada	29	2,520,433.19	0.89
New Hampshire	15	1,670,230.64	0.59
New Jersey	84	8,782,917.39	3.09
New Mexico	40	2,998,997.89	1.06
New York	107	10,712,283.67	3.77
North Carolina	72	5,881,875.27	2.07
North Dakota	1	84,978.68	0.03
Ohio	86	7,807,618.81	2.75
Oklahoma	52	3,894,182.15	1.37
Oregon	17	1,890,784.52	0.67
Pennsylvania	145	12,936,296.89	4.55
Rhode Island	9	531,724.10	0.19
South Carolina	24	1,892,355.03	0.67
South Dakota	2	102,250.15	0.04
Tennessee	114	9,715,154.12	3.42
Texas	687	49,753,504.03	17.51
Utah	9	820,742.51	0.29
Vermont	4	296,706.78	0.10
Virginia	59	5,819,129.64	2.05
Washington	76	8,604,962.34	3.03
West Virginia	15	1,085,518.84	0.38
Wisconsin	29	1,822,107.50	0.64
Wyoming	5	538,506.46	0.19
Total	3,101	$284,159,746.23	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP I HOME EQUITY LOANS (1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
8.82 – 10.00	2	$108,478.35	0.04%
10.01 - 15.00	5	245,385.43	0.09
15.01 - 20.00	8	519,693.28	0.18
20.01 - 25.00	16	968,838.36	0.34
25.01 - 30.00	19	1,104,548.14	0.39
30.01 - 35.00	36	2,152,236.49	0.76
35.01 - 40.00	40	2,865,649.61	1.01
40.01 - 45.00	60	4,046,972.78	1.42
45.01 - 50.00	89	6,582,559.64	2.32
50.01 - 55.00	86	6,918,475.14	2.43
55.01 - 60.00	138	11,191,203.28	3.94
60.01 - 65.00	164	14,485,324.69	5.10
65.01 - 70.00	253	22,104,471.14	7.78
70.01 - 75.00	352	33,056,618.67	11.63
75.01 - 80.00	693	71,937,933.20	25.32
80.01 - 85.00	380	39,147,623.42	13.78
85.01 - 90.00	508	50,345,639.40	17.72
90.01 - 95.00	103	12,475,286.93	4.39
95.01 - 100.00	149	3,902,808.28	1.37
Total	3,101	$284,159,746.23	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 75.58%.

COUPON RATES OF GROUP I HOME EQUITY LOANS (1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.300 - 5.500	104	$18,412,752.74	6.48%
5.501 - 6.000	287	40,877,595.75	14.39
6.001 - 6.500	305	37,641,451.36	13.25
6.501 - 7.000	449	50,075,392.88	17.62
7.001 - 7.500	277	25,333,952.25	8.92
7.501 - 8.000	371	32,606,358.27	11.47
8.001 - 8.500	208	16,602,241.34	5.84
8.501 - 9.000	284	20,456,443.20	7.20
9.001 - 9.500	188	9,479,045.87	3.34
9.501 - 10.000	207	11,431,761.22	4.02
10.001 - 10.500	87	3,886,498.44	1.37
10.501 - 11.000	129	7,037,936.73	2.48
11.001 - 11.500	64	3,243,838.18	1.14
11.501 - 12.000	79	3,896,163.94	1.37
12.001 - 12.500	43	2,322,464.48	0.82
12.501 - 13.000	17	798,248.90	0.28
13.501 - 14.000.	1	28,900.00	0.01
14.001 - 14.500.	1	28,700.68	0.01
Total	3,101	$284,159,746.23	100.00%

—————————

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 7.473%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4,522 - 5,000	8	$39,474.13	0.01%
5,001 - 10,000	56	407,078.80	0.14
10,001 - 15,000	19	236,744.58	0.08
15,001 - 20,000	11	187,221.62	0.07
20,001 - 25,000	28	680,943.77	0.24
25,001 - 30,000	32	900,927.75	0.32
30,001 - 35,000	166	5,773,280.18	2.03
35,001 - 40,000	133	5,070,589.10	1.78
40,001 - 45,000	110	4,718,152.28	1.66
45,001 - 50,000	240	11,825,642.05	4.16
50,001 - 55,000	212	11,146,956.24	3.92
55,001 - 60,000	219	12,678,379.24	4.46
60,001 - 65,000	181	11,380,816.05	4.01
65,001 - 70,000	161	10,935,833.99	3.85
70,001 - 75,000	127	9,244,534.78	3.25
75,001 - 80,000	136	10,563,807.74	3.72
80,001 - 85,000	95	7,864,293.29	2.77
85,001 - 90,000	102	8,969,117.78	3.16
90,001 - 95,000	95	8,793,976.63	3.09
95,001 - 100,000	71	6,967,638.51	2.45
100,001 - 105,000	63	6,467,692.67	2.28
105,001 - 110,000	55	5,929,288.45	2.09
110,001 - 115,000	41	4,601,607.55	1.62
115,001 - 120,000	54	6,349,984.54	2.23
120,001 - 125,000	46	5,650,383.46	1.99
125,001 - 130,000	46	5,877,131.80	2.07
130,001 - 135,000	43	5,717,471.31	2.01
135,001 - 140,000	53	7,299,271.81	2.57
140,001 - 145,000	37	5,278,900.87	1.86
145,001 - 150,000	34	5,051,835.50	1.78
150,001 - 200,000	205	35,468,111.59	12.48
200,001 - 250,000	108	24,106,956.98	8.48
250,001 - 300,000	52	14,474,299.35	5.09
300,001 - 350,000	27	8,667,757.54	3.05
350,001 - 400,000	21	7,819,180.38	2.75
400,001 - 450,000	4	1,705,800.63	0.60
450,001 - 500,000	7	3,341,209.46	1.18
550,001 - 600,000	1	553,000.00	0.19
650,001 - 700,000	1	664,453.83	0.23
700,001 - 750,000	1	750,000.00	0.26
Total	3,101	$284,159,746.23	100.00%

—————————

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $91,634.87.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	2,713	$245,735,822.84	86.48%
PUD	201	22,425,113.44	7.89
Condominium	73	6,697,529.83	2.36
Manufactured Housing	55	4,004,892.19	1.41
Townhouse	40	3,643,892.13	1.28
Two- to Four-Family	19	1,652,495.80	0.58
Total	3,101	$284,159,746.23	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS (1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
60	4	$279,439.12	0.10%
61 – 120	104	5,811,796.35	2.05
121 – 180	508	35,582,020.71	12.52
181 – 240	485	30,908,146.81	10.88
241 – 300	44	4,231,664.06	1.49
301 – 360	1,956	207,346,679.18	72.97
Total	3,101	$284,159,746.23	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 318 months.

REMAINING TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
55 – 60	4	$279,439.12	0.10%
61 – 120	106	5,899,145.78	2.08
121 – 180	510	35,711,785.17	12.57
181 – 240	481	30,691,032.92	10.80
241 – 300	44	4,231,664.06	1.49
301 – 360	1,956	207,346,679.18	72.97
Total	3,101	$284,159,746.23	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 317 months.

SEASONING OF GROUP I HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	1,241	$119,264,621.57	41.97%
1 – 12	1,858	164,849,043.22	58.01
13 – 24	1	17,380.76	0.01
25 – 28	1	28,700.68	0.01
Total	3,101	$284,159,746.23	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	3,049	$280,541,774.55	98.73%
Second Home	26	1,999,016.65	0.70
Investment Property	26	1,618,955.03	0.57
Total	3,101	$284,159,746.23	100.00%

LIEN POSITIONS OF GROUP I HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
First Lien	2,546	$260,204,607.47	91.57%
Second Lien	555	23,955,138.76	8.43
Total	3,101	$284,159,746.23	100.00%

DOCUMENTATION TYPES OF GROUP I HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	2,772	$248,441,568.94	87.43%
Stated Income	225	23,360,403.66	8.22
Limited Documentation	104	12,357,773.63	4.35
Total	3,101	$284,159,746.23	100.00%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	645	$74,392,919.93	26.18%
A-1	1,464	136,280,467.41	47.96
A-2	706	54,907,898.65	19.32
B	93	5,581,039.70	1.96
C-1	122	7,439,206.65	2.62
C-2	28	1,780,597.76	0.63
D	43	3,777,616.13	1.33
Total	3,101	$284,159,746.23	100.00%

ORIGINAL CREDIT SCORES OF GROUP I HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available (3)	4	$676,117.00	0.24%
476 - 500	8	690,888.06	0.24
501 - 525	109	7,620,605.62	2.68
526 - 550	327	26,019,485.12	9.16
551 - 575	375	29,405,146.86	10.35
576 - 600	456	40,889,269.25	14.39
601 - 625	552	52,944,611.56	18.63
626 - 650	482	47,483,188.55	16.71
651 - 675	381	39,262,683.44	13.82
676 - 700	189	16,562,971.47	5.83
701 - 725	100	9,572,752.05	3.37
726 - 750	59	6,408,431.82	2.26
751 - 775	33	3,847,184.58	1.35
776 - 800	23	2,585,260.85	0.91
801 - 825	3	191,150.00	0.07
Total	3,101	$284,159,746.23	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group I Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 620.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS (1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	2,546	$260,204,607.47	91.57%
5.01 - 10.00	99	1,404,303.75	0.49
10.01 - 15.00	69	2,388,999.53	0.84
15.01 - 20.00	143	6,245,325.30	2.20
20.01 - 25.00	84	4,413,079.70	1.55
25.01 - 30.00	63	3,563,874.62	1.25
30.01 - 35.00	33	1,836,598.06	0.65
35.01 - 40.00	19	1,161,814.08	0.41
40.01 - 45.00	16	968,149.03	0.34
45.01 - 50.00	9	649,270.21	0.23
50.01 - 55.00	6	503,290.51	0.18
55.01 - 60.00	5	306,958.95	0.11
60.01 - 65.00	2	183,431.80	0.06
70.01 - 75.00	2	76,700.00	0.03
75.01 - 80.00	2	88,838.09	0.03
95.01 - 100.00	3	164,505.13	0.06
Total	3,101	$284,159,746.23	100.00%

—————————

(1)

Applies only to Home Equity Loans in the second lien position. The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgaged property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP I HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Fixed Rate	3,082	$283,004,912.88	99.59%
Fixed Rate Balloon	19	1,154,833.35	0.41
Total	3,101	$284,159,746.23	100.00%

PREPAYMENT PENALTIES OF GROUP I HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	1,748	$181,784,480.15	63.97%
No Prepayment Penalty	1,353	102,375,266.08	36.03
Total	3,101	$284,159,746.23	100.00%

PURPOSE OF GROUP I HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	2,404	$210,847,840.30	74.20%
Rate/Term Refinance	505	60,796,551.51	21.40
Purchase	192	12,515,354.42	4.40
Total	3,101	$284,159,746.23	100.00%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$151,012.91	$24,972.57 to $345,123.95
Wtd. Avg. Coupon Rate (approximate)	6.470%	4.500% to 8.750%
Wtd. Avg. Gross Margin (approximate)	6.709%	1.500% to 8.000%
Wtd. Avg. Maximum Rate (approximate) (1)	13.462%	11.300% to 14.875%
Wtd. Avg. Minimum Rate (approximate) (1)	6.470%	4.500% to 8.750%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	81.12%	15.38% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	180 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	359 months	179 to 360 months
Wtd. Avg. Original Credit Score (approximate) (2)	609	502 to 800
Maximum Seasoning	11 months
Ratio of First to Second Liens	100.00% / 0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$409,523.95
All Other Properties	$129,612,594.65
Balloon Payments (as a percent of the aggregate outstanding loan balance)	0.00%
Latest Maturity Date	May 1, 2034
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (3)…..………………………………………………….	0.00%
Six-Month Adjustable Rate Loans (4)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.83%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	5 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	1.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (5)	1.000%
2 / 28 Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	80.87%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	23 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	2.069%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (5)	1.031%
3 / 27 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	17.91%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	35 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	2.845%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (5)	1.069%
5 / 25 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.40%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	56 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	2.000%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (5)	2.000%

—————————

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

Excludes 0 Home Equity Loans for which a credit score is not available.

(3)

Approximately 92.06% of the aggregate outstanding loan balance of the Group II Home Equity Loans had first monthly payments due on or after April 1, 2004, so it was not possible for these loans to be 30 days past due as of the statistical Statistical Calculation Date.

(4)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(5)

Above the then current coupon rate.

(6)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(8)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP II HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	21	$3,298,532.67	2.54%
Arkansas	7	633,250.05	0.49
California	101	22,570,925.23	17.36
Colorado	17	2,995,635.81	2.30
Connecticut	9	1,474,410.82	1.13
Delaware	4	631,202.29	0.49
Florida	30	4,418,717.75	3.40
Georgia	39	5,442,230.60	4.19
Idaho	4	489,900.00	0.38
Illinois	19	2,409,249.96	1.85
Indiana	14	2,147,794.37	1.65
Iowa	9	948,285.45	0.73
Kansas	6	576,482.87	0.44
Kentucky	6	718,446.16	0.55
Louisiana	3	519,749.04	0.40
Maine	4	846,635.65	0.65
Maryland	26	4,786,872.32	3.68
Massachusetts	35	7,462,939.44	5.74
Michigan	31	3,059,227.45	2.35
Minnesota	6	775,443.69	0.60
Mississippi	2	130,950.00	0.10
Missouri	13	1,106,237.41	0.85
Montana	1	71,022.18	0.05
Nebraska	1	39,000.00	0.03
Nevada	13	2,008,750.50	1.54
New Hampshire	7	1,454,856.34	1.12
New Jersey	5	861,824.56	0.66
New Mexico	7	1,034,586.41	0.80
New York	46	6,444,704.10	4.96
North Carolina	61	7,672,789.26	5.90
Ohio	30	4,122,491.32	3.17
Oklahoma	4	245,543.39	0.19
Oregon	9	1,291,275.71	0.99
Pennsylvania	14	1,795,209.76	1.38
Rhode Island	6	925,617.36	0.71
South Carolina	16	2,090,854.16	1.61
Tennessee	12	1,633,035.39	1.26
Texas	109	13,516,009.43	10.40
Utah	13	1,764,770.96	1.36
Vermont	3	297,250.00	0.23
Virginia	24	4,465,496.59	3.43
Washington	36	6,658,042.02	5.12
West Virginia	6	533,500.12	0.41
Wisconsin	30	3,485,970.01	2.68
Wyoming	2	166,400.00	0.13
Total	861	$130,022,118.60	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL LOAN-TO-VALUE RATIOS
OF GROUP II HOME EQUITY LOANS (1)

Range of Original Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
15.38 - 20.00	3	$179,913.66	0.14%
20.01 - 25.00	1	58,798.24	0.05
25.01 - 30.00	2	274,993.43	0.21
30.01 - 35.00	4	492,190.07	0.38
35.01 - 40.00	5	608,359.14	0.47
40.01 - 45.00	3	393,896.06	0.30
45.01 - 50.00	7	861,499.86	0.66
50.01 - 55.00	10	1,306,726.08	1.01
55.01 - 60.00	19	2,854,137.07	2.20
60.01 - 65.00	24	4,036,388.53	3.10
65.01 - 70.00	29	3,549,837.91	2.73
70.01 - 75.00	64	9,484,364.46	7.29
75.01 - 80.00	249	37,042,922.77	28.49
80.01 - 85.00	87	15,637,642.76	12.03
85.01 - 90.00	296	42,233,197.33	32.48
90.01 - 95.00	55	10,580,823.58	8.14
95.01 - 100.00	3	426,427.65	0.33
Total	861	$130,022,118.60	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 81.12%.

CURRENT COUPON RATES OF GROUP II HOME EQUITY LOANS (1)

Range of Current Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.500	2	$350,603.00	0.27%
4.501 - 5.000	33	5,667,737.85	4.36
5.001 - 5.500	93	14,905,723.11	11.46
5.501 - 6.000	164	24,723,891.77	19.02
6.001 - 6.500	135	20,466,821.18	15.74
6.501 - 7.000	207	31,916,134.55	24.55
7.001 - 7.500	144	20,318,407.40	15.63
7.501 - 8.000	81	11,422,064.03	8.78
8.001 - 8.500	1	99,000.00	0.08
8.501 - 9.000	1	151,735.71	0.12
Total	861	$130,022,118.60	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II Home Equity Loans is approximately 6.470%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS (1)

Range of Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
1.001 - 1.500	1	$125,269.94	0.10%
2.001 - 2.500	5	519,704.76	0.40
4.501 - 5.000	2	350,603.00	0.27
5.001 - 5.500	58	9,971,371.22	7.67
5.501 - 6.000	125	19,758,368.61	15.20
6.001 - 6.500	158	24,286,739.89	18.68
6.501 - 7.000	147	21,419,230.46	16.47
7.001 - 7.500	202	30,579,285.82	23.52
7.501 - 8.000	163	23,011,544.90	17.70
Total	861	$130,022,118.60	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 6.709%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS (1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
11.300 -11.500	3	$393,904.13	0.30%
11.501 - 12.000	34	5,737,218.46	4.41
12.001 - 12.500	92	14,862,421.98	11.43
12.501 - 13.000	164	24,740,586.61	19.03
13.001 - 13.500	138	20,917,370.30	16.09
13.501 - 14.000	207	31,985,959.10	24.60
14.001 - 14.500	142	19,966,858.28	15.36
14.501 – 14.875	81	11,417,799.74	8.78
Total	861	$130,022,118.60	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 13.462%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

Next Interest Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
September-04	3	$526,152.96	0.40%
October-04	2	321,475.00	0.25
November-04	1	225,600.00	0.17
August-05	1	125,269.94	0.10
September-05	1	78,720.05	0.06
October-05	1	54,091.73	0.04
November-05	5	850,142.35	0.65
December-05	6	1,088,647.11	0.84
January-06	1	67,319.80	0.05
February-06	42	5,974,212.75	4.59
March-06	196	30,443,165.25	23.41
April-06	269	39,617,142.77	30.47
May-06	183	26,848,358.69	20.65
June-06	1	89,729.73	0.07
January-07	2	466,089.90	0.36
February-07	6	1,005,845.56	0.77
March-07	37	5,981,097.04	4.60
April-07	71	10,871,947.31	8.36
May-07	28	4,867,405.90	3.74
August-08	1	86,175.45	0.07
January-09	1	43,301.13	0.03
February-09	3	390,228.18	0.30
Total	861	$130,022,118.60	100.00%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
24,973 - 25,000	1	$24,972.57	0.02%
30,001 - 35,000	2	66,795.00	0.05
35,001 - 40,000	2	77,459.80	0.06
40,001 - 45,000	6	262,866.85	0.20
45,001 - 50,000	17	835,272.51	0.64
50,001 - 55,000	16	847,434.05	0.65
55,001 - 60,000	21	1,222,841.11	0.94
60,001 - 65,000	25	1,563,079.53	1.20
65,001 - 70,000	22	1,488,971.79	1.15
70,001 - 75,000	21	1,509,093.43	1.16
75,001 - 80,000	28	2,186,603.68	1.68
80,001 - 85,000	26	2,150,503.32	1.65
85,001 - 90,000	20	1,757,899.69	1.35
90,001 - 95,000	20	1,865,126.82	1.43
95,001 - 100,000	24	2,353,722.93	1.81
100,001 - 105,000	29	2,983,798.87	2.29
105,001 - 110,000	23	2,477,380.13	1.91
110,001 - 115,000	25	2,804,593.28	2.16
115,001 - 120,000	15	1,767,291.34	1.36
120,001 - 125,000	25	3,078,052.32	2.37
125,001 - 130,000	23	2,934,711.73	2.26
130,001 - 135,000	18	2,399,940.00	1.85
135,001 - 140,000	23	3,156,380.87	2.43
140,001 - 145,000	16	2,291,365.70	1.76
145,001 - 150,000	19	2,813,370.75	2.16
150,001 - 200,000	175	30,098,200.66	23.15
200,001 - 250,000	125	28,128,146.13	21.63
250,001 - 300,000	69	19,028,260.66	14.63
300,001 - 345,124	25	7,847,983.08	6.04
Total	861	$130,022,118.60	100.00%

__________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $151,012.91.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	711	$104,531,043.80	80.39%
PUD	93	16,623,535.75	12.79
Condominium	35	5,725,920.55	4.40
Townhouse	10	1,673,135.21	1.29
Manufactured Housing	10	1,058,959.34	0.81
Two- to Four-Family	2	409,523.95	0.31
Total	861	$130,022,118.60	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS (1)

Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
180	1	$85,852.75	0.07%
360	860	129,936,265.85	99.93
Total	861	$130,022,118.60	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
179	1	$85,852.75	0.07%
301 - 360	860	129,936,265.85	99.93
Total	861	$130,022,188.60	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 359 months.

SEASONING OF GROUP II HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	307	$45,684,850.35	35.14%
1 - 11	554	84,337,268.25	64.86
Total	861	$130,022,118.60	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary	850	$128,735,242.95	99.01%
Second Home	5	709,068.75	0.55
Investor	6	577,806.90	0.44
Total	861	$130,022,118.60	100.00%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	736	$107,671,793.57	82.81%
Stated Documentation	105	18,768,448.31	14.43
Limited Documentation	20	3,581,876.72	2.75
Total	861	$130,022,118.60	100.00%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	110	$17,173,668.09	13.21%
A-1	513	76,176,985.69	58.59
A-2	217	33,422,492.17	25.71
B	12	1,949,543.38	1.50
C-1	6	846,324.64	0.65
C-2	3	453,104.63	0.35
Total	861	$130,022,118.60	100.00%

ORIGINAL CREDIT SCORES OF GROUP II HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
502 - 525	8	$1,175,898.69	0.90%
526 - 550	89	15,113,494.22	11.62
551 - 575	107	17,633,559.98	13.56
576 - 600	182	25,352,975.18	19.50
601 - 625	170	26,431,265.36	20.33
626 - 650	147	22,129,170.44	17.02
651 - 675	74	9,927,443.68	7.64
676 - 700	45	7,081,986.98	5.45
701 - 725	19	2,719,068.78	2.09
726 - 750	9	1,160,247.05	0.89
751 - 775	6	598,269.22	0.46
776 - 800	5	698,739.02	0.54
Total	861	$130,022,118.60	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group II Home Equity Loans is approximately 609.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	705	$105,147,070.44	80.87%
3/27 ARM	145	23,282,115.44	17.91
5/25 ARM	5	519,704.76	0.40
6 Month ARM	6	1,073,227.96	0.83
Total	861	$130,022,118.60	100.00%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	396	$66,604,368.31	51.23%
No Prepayment Penalty	465	63,417,750.29	48.77
Total	861	$130,022,118.60	100.00%

PURPOSE OF GROUP II HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	455	$69,163,739.61	53.19%
Rate/Term Refinance	195	32,561,441.95	25.04
Purchase	211	28,296,937.04	21.76
Total	861	$130,022,118.60	100.00%

GROUP III HOME EQUITY LOANS
The following summary information with respect to the Group III Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$135,617.61	$29,766.17 to $759,547.00
Wtd. Avg. Coupon Rate (approximate)	7.265%	4.500% to 11.950%
Wtd. Avg. Gross Margin (approximate)	7.525%	2.250% to 12.200%
Wtd. Avg. Maximum Rate (approximate) (1)	14.259%	11.250% to 18.950%
Wtd. Avg. Minimum Rate (approximate) (1)	7.265%	4.500% to 11.950%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	81.04%	10.16% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	120 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	359 months	120 to 360 months
Wtd. Avg. Original Credit Score (approximate) (2)	584	451 to 791
Maximum Seasoning	21 months
Ratio of First to Second Liens	100.00% / 0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$2,430,561.32
All Other Properties	$483,080,477.94
Balloon Payments (as a percent of the aggregate outstanding loan balance)	0.00%
Latest Maturity Date	May 15, 2034
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (3)…..………………………………………………….	0.05%
Six-Month Adjustable Rate Loans (4)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	1.06%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	5 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	1.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (5)	1.000%
2 / 28 Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	83.01%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	23 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	2.050%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (5)	1.023%
3 / 27 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	15.64%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	35 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	2.935%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (5)	1.046%
5 / 25 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	0.29%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	57 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (5)	2.000%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (5)	2.000%

—————————

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group III Home Equity Loans.

(2)

Excludes 2 Home Equity Loans for which a credit score is not available.

(3)

Approximately 92.51% of the aggregate outstanding loan balance of the Group III Home Equity Loans had first monthly payments due on or after April 1, 2004, so it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

(4)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(5)

Above the then current coupon rate.

(6)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(8)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group III Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP III HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	81	$9,846,615.83	2.03%
Arkansas	20	1,695,593.37	0.35
California	428	98,733,778.87	20.34
Colorado	56	9,578,400.90	1.97
Connecticut	48	11,713,960.78	2.41
Delaware	22	2,726,905.42	0.56
Florida	251	32,799,156.60	6.76
Georgia	101	11,746,510.36	2.42
Idaho	30	2,816,907.88	0.58
Illinois	46	4,836,622.31	1.00
Indiana	131	12,009,985.92	2.47
Iowa	29	2,529,656.97	0.52
Kansas	21	2,116,691.65	0.44
Kentucky	61	5,423,585.98	1.12
Louisiana	99	10,039,472.97	2.07
Maine	22	2,714,748.80	0.56
Maryland	93	17,775,508.84	3.66
Massachusetts	48	10,604,335.31	2.18
Michigan	116	12,226,301.00	2.52
Minnesota	32	4,530,083.00	0.93
Mississippi	22	1,733,412.97	0.36
Missouri	92	8,914,217.62	1.84
Montana	10	1,060,797.80	0.22
Nebraska	20	1,809,131.23	0.37
Nevada	53	9,500,909.12	1.96
New Hampshire	30	4,875,232.38	1.00
New Jersey	73	14,545,236.99	3.00
New Mexico	36	4,253,575.88	0.88
New York	102	15,825,871.10	3.26
North Carolina	114	12,576,747.82	2.59
North Dakota	2	228,559.11	0.05
Ohio	234	24,798,913.63	5.11
Oklahoma	30	2,384,940.45	0.49
Oregon	21	3,335,594.25	0.69
Pennsylvania	186	21,417,100.60	4.41
Rhode Island	12	1,560,302.34	0.32
South Carolina	40	4,693,820.75	0.97
South Dakota	4	490,189.87	0.10
Tennessee	105	10,257,775.51	2.11
Texas	329	30,021,980.41	6.18
Utah	22	3,362,391.96	0.69
Vermont	3	363,469.05	0.07
Virginia	106	14,381,011.63	2.96
Washington	106	17,101,861.65	3.52
West Virginia	34	3,308,410.88	0.68
Wisconsin	54	5,792,150.85	1.19
Wyoming	5	452,610.65	0.09
Total	3,580	$485,511,039.26	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL LOAN-TO-VALUE RATIOS
OF GROUP III HOME EQUITY LOANS (1)

Range of Original Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
10.16 - 15.00	3	$197,269.32	0.04%
15.01 - 20.00	9	498,491.08	0.10
20.01 - 25.00	9	442,783.91	0.09
25.01 - 30.00	15	1,044,538.28	0.22
30.01 - 35.00	13	800,119.05	0.16
35.01 - 40.00	27	2,224,788.62	0.46
40.01 - 45.00	34	3,152,124.29	0.65
45.01 - 50.00	51	4,634,900.60	0.95
50.01 - 55.00	48	5,159,611.19	1.06
55.01 - 60.00	67	8,265,684.86	1.70
60.01 - 65.00	106	14,286,244.67	2.94
65.01 - 70.00	173	22,298,059.89	4.59
70.01 - 75.00	310	41,061,528.19	8.46
75.01 - 80.00	715	93,570,019.81	19.27
80.01 - 85.00	541	76,774,238.50	15.81
85.01 - 90.00	1,024	145,309,475.94	29.93
90.01 - 95.00	419	63,186,487.57	13.01
95.01 - 100.00	16	2,604,673.49	0.54
Total	3,580	$485,511,039.26	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group III Home Equity Loans is approximately 81.04%.

CURRENT COUPON RATES OF GROUP III HOME EQUITY LOANS (1)

Range of Current Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.500	3	$611,313.00	0.13%
4.501 - 5.000	78	17,134,147.58	3.53
5.001 - 5.500	180	34,676,608.22	7.14
5.501 - 6.000	335	63,257,472.10	13.03
6.001 - 6.500	341	57,387,022.08	11.82
6.501 - 7.000	516	77,834,449.62	16.03
7.001 - 7.500	355	46,527,646.42	9.58
7.501 - 8.000	516	62,109,647.35	12.79
8.001 - 8.500	305	35,048,583.34	7.22
8.501 - 9.000	357	35,719,252.24	7.36
9.001 - 9.500	159	15,751,831.81	3.24
9.501 - 10.000	226	22,314,125.93	4.60
10.001 - 10.500	75	6,661,809.25	1.37
10.501 - 11.000	94	7,493,029.84	1.54
11.001 - 11.500	30	2,249,889.45	0.46
11.501 - 12.000	10	734,211.03	0.15
Total	3,580	$485,511,039.26	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group III Home Equity Loans is approximately 7.265%.

GROSS MARGINS OF GROUP III HOME EQUITY LOANS (1)

Range of Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2.001 - 2.500	10	$1,391,258.28	0.29%
4.501 - 5.000	10	1,931,811.42	0.40
5.001 - 5.500	130	26,187,451.43	5.39
5.501 - 6.000	203	38,133,971.85	7.85
6.001 - 6.500	382	73,153,144.80	15.07
6.501 - 7.000	377	59,290,274.68	12.21
7.001 - 7.500	489	70,145,057.00	14.45
7.501 - 8.000	356	44,625,793.00	9.19
8.001 - 8.500	459	55,153,353.53	11.36
8.501 - 9.000	341	37,535,791.36	7.73
9.001 - 9.500	303	30,961,764.02	6.38
9.501 - 10.000	166	15,576,936.52	3.21
10.001 - 10.500	164	15,987,428.16	3.29
10.501 - 11.000	83	7,118,088.86	1.47
11.001 - 11.500	81	6,297,650.30	1.30
11.501 - 12.000	22	1,679,281.98	0.35
12.001 - 12.500	4	341,982.07	0.07
Total	3,580	$485,511,039.26	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group III Home Equity Loans is approximately 7.525%.

MAXIMUM RATES OF GROUP III HOME EQUITY LOANS (1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
11.250 - 11.500	5	$925,406.73	0.19%
11.501 - 12.000	81	17,689,704.51	3.64
12.001 - 12.500	179	34,538,036.39	7.11
12.501 - 13.000	334	62,932,103.63	12.96
13.001 - 13.500	345	57,855,293.67	11.92
13.501 - 14.000	517	77,925,052.45	16.05
14.001 - 14.500	352	46,057,802.93	9.49
14.501 - 15.000	514	61,818,622.23	12.73
15.001 - 15.500	303	34,874,633.34	7.18
15.501 - 16.000	358	35,879,818.93	7.39
16.001 - 16.500	159	15,751,831.81	3.24
16.501 - 17.000	225	22,318,809.52	4.60
17.001 - 17.500	75	6,661,809.25	1.37
17.501 - 18.000	93	7,298,013.39	1.50
18.001 - 18.500	30	2,249,889.45	0.46
18.501 – 18.950	10	734,211.03	0.15
Total	3,580	$485,511,039.26	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group III Home Equity Loans is approximately 14.259%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP III HOME EQUITY LOANS

Next Interest Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
August-04	1	$93,702.21	0.02%
September-04	13	2,008,245.20	0.41
October-04	11	1,549,466.01	0.32
November-04	12	1,566,334.13	0.32
February-05	1	70,708.37	0.01
June-05	5	446,199.65	0.09
July-05	3	198,617.78	0.04
August-05	10	846,847.12	0.17
September-05	4	601,935.44	0.12
October-05	5	511,835.88	0.11
November-05	31	3,718,420.69	0.77
December-05	52	5,708,486.56	1.18
January-06	18	2,096,792.81	0.43
February-06	101	13,662,275.30	2.81
March-06	975	127,412,751.19	26.24
April-06	1,056	144,824,524.76	29.83
May-06	733	102,942,625.55	21.20
August-06	2	157,424.41	0.03
September-06	1	145,036.19	0.03
November-06	9	1,047,344.22	0.22
December-06	11	1,482,348.82	0.31
January-07	8	1,127,630.42	0.23
February-07	18	3,121,985.72	0.64
March-07	155	21,057,414.48	4.34
April-07	210	29,100,579.19	5.99
May-07	125	18,620,248.88	3.84
November-08	1	61,970.44	0.01
December-08	1	126,102.37	0.03
January-09	2	326,876.32	0.07
February-09	3	532,678.64	0.11
March-09	2	154,630.51	0.03
April-09	1	189,000.00	0.04
Total	3,580	$485,511,039.26	100.00%

LOAN BALANCES OF GROUP III HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
29,766- 30,000	1	$29,766.17	0.01%
30,001 - 35,000	38	1,324,586.08	0.27
35,001 - 40,000	37	1,413,223.93	0.29
40,001 - 45,000	34	1,449,320.76	0.30
45,001 - 50,000	112	5,505,638.75	1.13
50,001 - 55,000	151	7,913,195.00	1.63
55,001 - 60,000	141	8,147,083.14	1.68
60,001 - 65,000	136	8,540,395.63	1.76
65,001 - 70,000	159	10,784,182.22	2.22
70,001 - 75,000	141	10,225,922.68	2.11
75,001 - 80,000	156	12,172,465.37	2.51
80,001 - 85,000	141	11,657,837.18	2.40
85,001 - 90,000	122	10,698,091.33	2.20
90,001 - 95,000	104	9,634,252.86	1.98
95,001 - 100,000	117	11,442,287.75	2.36
100,001 - 105,000	119	12,193,943.70	2.51
105,001 - 110,000	126	13,572,139.71	2.80
110,001 - 115,000	124	13,965,683.67	2.88
115,001 - 120,000	108	12,707,434.46	2.62
120,001 - 125,000	67	8,202,137.52	1.69
125,001 - 130,000	86	10,962,160.55	2.26
130,001 - 135,000	67	8,873,038.14	1.83
135,001 - 140,000	77	10,595,492.72	2.18
140,001 - 145,000	78	11,116,907.75	2.29
145,001 - 150,000	61	9,003,753.43	1.85
150,001 - 200,000	471	81,097,531.29	16.70
200,001 - 250,000	236	53,076,081.68	10.93
250,001 - 300,000	136	36,965,534.17	7.61
300,001 - 350,000	115	37,410,348.90	7.71
350,001 - 400,000	49	18,424,569.42	3.79
400,001 - 450,000	21	8,874,794.10	1.83
450,001 - 500,000	17	8,100,564.99	1.67
500,001 - 550,000	10	5,272,052.91	1.09
550,001 - 600,000	8	4,577,737.20	0.94
600,001 - 650,000	5	3,146,308.89	0.65
650,001 - 700,000	3	2,052,289.08	0.42
700,001 - 750,000	5	3,622,739.13	0.75
750,001 – 759,547	1	759,547.00	0.16
Total	3,580	$485,511,039.26	100.00%

__________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group III Home Equity Loans is approximately $135,617.61.

TYPES OF MORTGAGED PROPERTIES OF GROUP III HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,064	$402,259,948.74	82.85%
PUD	268	52,533,891.23	10.82
Condominium	110	15,584,267.04	3.21
Townhouse	64	7,574,877.09	1.56
Manufactured Housing	57	5,127,493.84	1.06
Two- to Four-Family	17	2,430,561.32	0.50
Total	3,580	$485,511,039.26	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS (1)

Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
120	1	$96,905.14	0.02%
121 - 180	1	88,483.43	0.02
301 - 360	3,578	485,325,650.69	99.96
Total	3,580	$485,511,039.26	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group III Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
120	1	$96,905.14	0.02%
121 - 180	1	88,483.43	0.02
301 - 360	3,578	485,325,650.69	99.96
Total	3,580	$485,511,039.26	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group III Home Equity Loans is approximately 359 months.

SEASONING OF GROUP III HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	1,249	$172,618,248.57	35.55%
1 - 12	2,327	312,637,908.04	64.39
13 - 21	4	254,882.65	0.05
Total	3,580	$485,511,039.26	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group III Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP III HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary	3,477	$475,767,454.37	97.99%
Investor	71	5,920,122.09	1.22
Second Home	32	3,823,462.80	0.79
Total	3,580	$485,511,039.26	100.00%

DOCUMENTATION TYPES OF GROUP III HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,056	$407,937,663.04	84.02%
Stated Documentation	375	53,693,865.74	11.06
Limited Documentation	149	23,879,510.48	4.92
Total	3,580	$485,511,039.26	100.00%

CREDIT GRADES OF GROUP III HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	160	$27,031,613.16	5.57%
A-1	1,185	187,229,317.25	38.56
A-2	1,346	174,416,127.75	35.92
B	262	30,215,236.01	6.22
C-1	435	45,428,506.93	9.36
C-2	191	21,160,471.99	4.36
D	1	29,766.17	0.01
Total	3,580	$485,511,039.26	100.00%

ORIGINAL CREDIT SCORES OF GROUP III HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available(3)	2	$198,250.33	0.04%
451 - 475	3	464,691.25	0.10
476 - 500	26	3,006,679.03	0.62
501 - 525	359	39,246,130.65	8.08
526 - 550	793	99,727,610.09	20.54
551 - 575	644	88,465,653.20	18.22
576 - 600	627	88,519,969.75	18.23
601 - 625	487	69,128,095.62	14.24
626 - 650	334	48,830,861.00	10.06
651 - 675	175	26,866,720.34	5.53
676 - 700	66	10,102,362.46	2.08
701 - 725	34	6,232,514.20	1.28
726 - 750	18	3,118,412.03	0.64
751 - 775	10	1,210,879.31	0.25
776 - 791	2	392,210.00	0.08
Total	3,580	$485,511,039.26	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group III Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 584.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP III HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	2,993	$403,045,251.24	83.01%
3/27 ARM	541	75,950,484.40	15.64
6 Month ARM	36	5,124,045.34	1.06
5/25 ARM	10	1,391,258.28	0.29
Total	3,580	$485,511,039.26	100.00%

PREPAYMENT PENALTIES OF GROUP III HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	2,386	$328,935,416.14	67.75%
No Prepayment Penalty	1,194	156,575,623.12	32.25
Total	3,580	$485,511,039.26	100.00%

PURPOSE OF GROUP III HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	2,358	$306,961,531.60	63.22%
Rate/Term Refinance	852	121,401,953.40	25.00
Purchase	370	57,147,554.26	11.77
Total	3,580	$485,511,039.26	100.00%

BOND SUMMARY (to Call / Maturity)
Class AF-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.74	1.30	1.05	0.95	0.79	0.65	0.56
First Principal Payment Date	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004
Last Principal Payment Date	1/25/2008	1/25/2007	6/25/2006	3/25/2006	11/25/2005	7/25/2005	5/25/2005
Payment Windows (mos.)	43	31	24	21	17	13	11
Class AF-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.74	1.30	1.05	0.95	0.79	0.65	0.56
First Principal Payment Date	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004
Last Principal Payment Date	1/25/2008	1/25/2007	6/25/2006	3/25/2006	11/25/2005	7/25/2005	5/25/2005
Payment Windows (mos.)	43	31	24	21	17	13	11

Class AF-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.13	2.90	2.26	2.00	1.58	1.24	1.03
First Principal Payment Date	1/25/2008	1/25/2007	6/25/2006	3/25/2006	11/25/2005	7/25/2005	5/25/2005
Last Principal Payment Date	2/25/2009	9/25/2007	12/25/2006	9/25/2006	3/25/2006	10/25/2005	7/25/2005
Payment Windows (mos.)	14	9	7	7	5	4	3
Class AF-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.13	2.90	2.26	2.00	1.58	1.24	1.03
First Principal Payment Date	1/25/2008	1/25/2007	6/25/2006	3/25/2006	11/25/2005	7/25/2005	5/25/2005
Last Principal Payment Date	2/25/2009	9/25/2007	12/25/2006	9/25/2006	3/25/2006	10/25/2005	7/25/2005
Payment Windows (mos.)	14	9	7	7	5	4	3

Class AF-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.65	4.51	3.40	3.00	2.22	1.67	1.34
First Principal Payment Date	2/25/2009	9/25/2007	12/25/2006	9/25/2006	3/25/2006	10/25/2005	7/25/2005
Last Principal Payment Date	8/25/2013	4/25/2010	11/25/2008	5/25/2008	3/25/2007	5/25/2006	12/25/2005
Payment Windows (mos.)	55	32	24	21	13	8	6
Class AF-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.65	4.51	3.40	3.00	2.22	1.67	1.34
First Principal Payment Date	2/25/2009	9/25/2007	12/25/2006	9/25/2006	3/25/2006	10/25/2005	7/25/2005
Last Principal Payment Date	8/25/2013	4/25/2010	11/25/2008	5/25/2008	3/25/2007	5/25/2006	12/25/2005
Payment Windows (mos.)	55	32	24	21	13	8	6

BOND SUMMARY (to Call / Maturity)
Class AF-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.18	8.36	5.93	5.00	3.94	2.09	1.62
First Principal Payment Date	8/25/2013	4/25/2010	11/25/2008	5/25/2008	3/25/2007	5/25/2006	12/25/2005
Last Principal Payment Date	4/25/2020	11/25/2015	1/25/2013	3/25/2011	12/25/2009	9/25/2006	3/25/2006
Payment Windows (mos.)	81	68	51	35	34	5	4
Class AF-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.18	8.36	5.93	5.00	3.94	2.09	1.62
First Principal Payment Date	8/25/2013	4/25/2010	11/25/2008	5/25/2008	3/25/2007	5/25/2006	12/25/2005
Last Principal Payment Date	4/25/2020	2/25/2016	3/25/2013	3/25/2011	2/25/2010	9/25/2006	3/25/2006
Payment Windows (mos.)	81	71	53	35	36	5	4

Class AF-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	16.08	11.42	8.59	7.52	5.50	2.35	1.82
First Principal Payment Date	4/25/2020	11/25/2015	1/25/2013	3/25/2011	12/25/2009	9/25/2006	3/25/2006
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	12/25/2006	5/25/2006
Payment Windows (mos.)	4	1	1	11	1	4	3
Class AF-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	20.68	15.91	12.43	10.74	8.22	2.35	1.82
First Principal Payment Date	4/25/2020	2/25/2016	3/25/2013	3/25/2011	2/25/2010	9/25/2006	3/25/2006
Last Principal Payment Date	6/25/2032	2/25/2028	4/25/2023	3/25/2021	12/25/2016	12/25/2006	5/25/2006
Payment Windows (mos.)	147	145	122	121	83	4	3

Class AF-6 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.20	7.32	6.67	6.32	5.41	2.59	2.00
First Principal Payment Date	7/25/2007	7/25/2007	9/25/2007	1/25/2008	12/25/2008	12/25/2006	5/25/2006
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	3/25/2007	7/25/2006
Payment Windows (mos.)	157	101	65	49	13	4	3
Class AF-6 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.22	7.39	6.87	6.64	6.65	2.59	2.00
First Principal Payment Date	7/25/2007	7/25/2007	9/25/2007	1/25/2008	12/25/2008	12/25/2006	5/25/2006
Last Principal Payment Date	4/25/2032	12/25/2027	2/25/2023	1/25/2021	10/25/2016	3/25/2007	7/25/2006
Payment Windows (mos.)	298	246	186	157	95	4	3

BOND SUMMARY (to Call / Maturity)
Class AV-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.48	3.00	2.21	1.91	1.13	0.76	0.60
First Principal Payment Date	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	4/25/2007	4/25/2006	11/25/2005
Payment Windows (mos.)	193	137	103	91	34	22	17
Class AV-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.68	3.15	2.30	1.99	1.13	0.76	0.60
First Principal Payment Date	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004
Last Principal Payment Date	12/25/2030	7/25/2025	10/25/2020	12/25/2018	4/25/2007	4/25/2006	11/25/2005
Payment Windows (mos.)	318	253	196	174	34	22	17

Class AV-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.55	3.04	2.23	1.92	1.14	0.76	0.60
First Principal Payment Date	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	4/25/2007	4/25/2006	11/25/2005
Payment Windows (mos.)	193	137	103	91	34	22	17
Class AV-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.81	3.22	2.34	2.02	1.14	0.76	0.60
First Principal Payment Date	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004	7/25/2004
Last Principal Payment Date	7/25/2031	4/25/2026	4/25/2021	5/25/2019	4/25/2007	4/25/2006	11/25/2005
Payment Windows (mos.)	325	262	202	179	34	22	17

Class M-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.81	7.52	5.68	5.13	4.59	3.50	2.80
First Principal Payment Date	10/25/2009	1/25/2008	9/25/2007	11/25/2007	6/25/2008	3/25/2007	7/25/2006
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	3/25/2008	5/25/2007
Payment Windows (mos.)	130	95	65	51	19	13	11
Class M-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.71	8.28	6.29	5.66	5.00	5.61	4.46
First Principal Payment Date	10/25/2009	1/25/2008	9/25/2007	11/25/2007	6/25/2008	3/25/2007	7/25/2006
Last Principal Payment Date	4/25/2030	9/25/2024	3/25/2020	5/25/2018	10/25/2014	3/25/2013	2/25/2011
Payment Windows (mos.)	247	201	151	127	77	73	56

BOND SUMMARY (to Call / Maturity)
Class M-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.81	7.52	5.67	5.10	4.35	3.75	2.92
First Principal Payment Date	10/25/2009	1/25/2008	8/25/2007	10/25/2007	3/25/2008	3/25/2008	5/25/2007
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	3/25/2008	5/25/2007
Payment Windows (mos.)	130	95	66	52	22	1	1
Class M-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.69	8.25	6.26	5.61	4.74	4.79	3.57
First Principal Payment Date	10/25/2009	1/25/2008	8/25/2007	10/25/2007	3/25/2008	8/25/2008	8/25/2007
Last Principal Payment Date	7/25/2029	11/25/2023	6/25/2019	9/25/2017	4/25/2014	4/25/2011	8/25/2009
Payment Windows (mos.)	238	191	143	120	74	33	25

Class M-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.81	7.52	5.67	5.07	4.22	3.75	2.91
First Principal Payment Date	10/25/2009	1/25/2008	8/25/2007	9/25/2007	1/25/2008	3/25/2008	4/25/2007
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	3/25/2008	5/25/2007
Payment Windows (mos.)	130	95	66	53	24	1	2
Class M-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.66	8.22	6.23	5.56	4.60	4.21	3.16
First Principal Payment Date	10/25/2009	1/25/2008	8/25/2007	9/25/2007	1/25/2008	3/25/2008	4/25/2007
Last Principal Payment Date	10/25/2028	1/25/2023	10/25/2018	2/25/2017	10/25/2013	12/25/2010	5/25/2009
Payment Windows (mos.)	229	181	135	114	70	34	26

Class M-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.81	7.52	5.67	5.07	4.15	3.69	2.80
First Principal Payment Date	10/25/2009	1/25/2008	8/25/2007	9/25/2007	12/25/2007	1/25/2008	2/25/2007
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	3/25/2008	5/25/2007
Payment Windows (mos.)	130	95	66	53	25	3	4
Class M-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.63	8.19	6.20	5.53	4.51	3.95	2.98
First Principal Payment Date	10/25/2009	1/25/2008	8/25/2007	9/25/2007	12/25/2007	1/25/2008	2/25/2007
Last Principal Payment Date	2/25/2028	4/25/2022	3/25/2018	7/25/2016	5/25/2013	8/25/2010	2/25/2009
Payment Windows (mos.)	221	172	128	107	66	32	25

BOND SUMMARY (to Call / Maturity)
Class M-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.81	7.52	5.66	5.05	4.10	3.53	2.68
First Principal Payment Date	10/25/2009	1/25/2008	7/25/2007	8/25/2007	10/25/2007	10/25/2007	12/25/2006
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	3/25/2008	5/25/2007
Payment Windows (mos.)	130	95	67	54	27	6	6
Class M-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.58	8.15	6.16	5.49	4.44	3.77	2.85
First Principal Payment Date	10/25/2009	1/25/2008	7/25/2007	8/25/2007	10/25/2007	10/25/2007	12/25/2006
Last Principal Payment Date	6/25/2027	9/25/2021	9/25/2017	2/25/2016	1/25/2013	5/25/2010	12/25/2008
Payment Windows (mos.)	213	165	123	103	64	32	25

Class M-6 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.81	7.52	5.66	5.05	4.05	3.40	2.58
First Principal Payment Date	10/25/2009	1/25/2008	7/25/2007	8/25/2007	9/25/2007	8/25/2007	11/25/2006
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	3/25/2008	5/25/2007
Payment Windows (mos.)	130	95	67	54	28	8	7
Class M-6 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.51	8.08	6.11	5.43	4.36	3.61	2.73
First Principal Payment Date	10/25/2009	1/25/2008	7/25/2007	8/25/2007	9/25/2007	8/25/2007	11/25/2006
Last Principal Payment Date	6/25/2026	9/25/2020	11/25/2016	6/25/2015	7/25/2012	1/25/2010	9/25/2008
Payment Windows (mos.)	201	153	113	95	59	30	23

Class M-7 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.81	7.52	5.66	5.04	4.02	3.29	2.52
First Principal Payment Date	10/25/2009	1/25/2008	7/25/2007	7/25/2007	9/25/2007	7/25/2007	10/25/2006
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	3/25/2008	5/25/2007
Payment Windows (mos.)	130	95	67	55	28	9	8
Class M-7 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.40	7.98	6.03	5.36	4.27	3.47	2.64
First Principal Payment Date	10/25/2009	1/25/2008	7/25/2007	7/25/2007	9/25/2007	7/25/2007	10/25/2006
Last Principal Payment Date	5/25/2025	9/25/2019	2/25/2016	9/25/2014	1/25/2012	8/25/2009	6/25/2008
Payment Windows (mos.)	188	141	104	87	53	26	21

BOND SUMMARY (to Call / Maturity)
Class B (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.81	7.52	5.66	5.03	3.98	3.22	2.45
First Principal Payment Date	10/25/2009	1/25/2008	7/25/2007	7/25/2007	8/25/2007	6/25/2007	9/25/2006
Last Principal Payment Date	7/25/2020	11/25/2015	1/25/2013	1/25/2012	12/25/2009	3/25/2008	5/25/2007
Payment Windows (mos.)	130	95	67	55	29	10	9
Class B (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.15	7.78	5.87	5.21	4.13	3.32	2.52
First Principal Payment Date	10/25/2009	1/25/2008	7/25/2007	7/25/2007	8/25/2007	6/25/2007	9/25/2006
Last Principal Payment Date	10/25/2023	6/25/2018	2/25/2015	10/25/2013	4/25/2011	3/25/2009	1/25/2008
Payment Windows (mos.)	169	126	92	76	45	22	17

Net WAC Rate related to the Group III Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	7/25/2004	5.57	5.57	32	2/25/2007	9.06	9.06	63	9/25/2009	13.29	13.29
2	8/25/2004	5.61	8.50	33	3/25/2007	10.03	10.03	64	10/25/2009	13.74	13.74
3	9/25/2004	5.65	8.50	34	4/25/2007	9.06	9.06	65	11/25/2009	13.29	13.29
4	10/25/2004	5.89	8.51	35	5/25/2007	10.67	10.67	66	12/25/2009	13.74	13.74
5	11/25/2004	5.74	8.51	36	6/25/2007	10.33	10.33	67	1/25/2010	13.29	13.29
6	12/25/2004	5.97	8.50	37	7/25/2007	10.68	10.68	68	2/25/2010	13.29	13.29
7	1/25/2005	5.82	8.51	38	8/25/2007	10.33	10.33	69	3/25/2010	14.72	14.72
8	2/25/2005	5.86	8.51	39	9/25/2007	10.33	10.33	70	4/25/2010	13.30	13.30
9	3/25/2005	6.52	8.50	40	10/25/2007	10.68	10.68	71	5/25/2010	13.74	13.74
10	4/25/2005	5.93	8.51	41	11/25/2007	11.32	11.32	72	6/25/2010	13.30	13.30
11	5/25/2005	6.15	8.50	42	12/25/2007	11.70	11.70	73	7/25/2010	13.74	13.74
12	6/25/2005	5.99	8.51	43	1/25/2008	11.32	11.32	74	8/25/2010	13.30	13.30
13	7/25/2005	6.22	8.51	44	2/25/2008	11.32	11.32	75	9/25/2010	13.30	13.30
14	8/25/2005	6.04	8.50	45	3/25/2008	12.10	12.10	76	10/25/2010	13.74	13.74
15	9/25/2005	6.07	8.51	46	4/25/2008	11.32	11.32	77	11/25/2010	13.30	13.30
16	10/25/2005	6.29	8.50	47	5/25/2008	12.71	12.71	78	12/25/2010	13.74	13.74
17	11/25/2005	6.12	8.51	48	6/25/2008	12.30	12.30	79	1/25/2011	13.30	13.30
18	12/25/2005	6.35	8.50	49	7/25/2008	12.71	12.71	80	2/25/2011	13.30	13.30
19	1/25/2006	6.16	8.51	50	8/25/2008	12.30	12.30	81	3/25/2011	14.73	14.73
20	2/25/2006	6.18	8.50	51	9/25/2008	12.30	12.30	82	4/25/2011	13.31	13.31
21	3/25/2006	6.86	8.50	52	10/25/2008	12.71	12.71	83	5/25/2011	13.75	13.75
22	4/25/2006	6.22	8.50	53	11/25/2008	13.15	13.15	84	6/25/2011	13.31	13.31
23	5/25/2006	8.13	8.51	54	12/25/2008	13.59	13.59	85	7/25/2011	13.75	13.75
24	6/25/2006	7.86	8.50	55	1/25/2009	13.15	13.15	86	8/25/2011	13.31	13.31
25	7/25/2006	8.50	8.50	56	2/25/2009	13.15	13.15	87	9/25/2011	13.31	13.31
26	8/25/2006	8.23	8.51	57	3/25/2009	14.56	14.56	88	10/25/2011	13.75	13.75
27	9/25/2006	8.23	8.51	58	4/25/2009	13.15	13.15	89	11/25/2011	13.31	13.31
28	10/25/2006	8.50	8.50	59	5/25/2009	13.73	13.73	90	12/25/2011	13.75	13.75
29	11/25/2006	9.06	9.06	60	6/25/2009	13.29	13.29	91	1/25/2012	13.31	13.31
30	12/25/2006	9.36	9.36	61	7/25/2009	13.74	13.74
31	1/25/2007	9.06	9.06	62	8/25/2009	13.29	13.29

(1)

Assumes all indices are instantaneously increased to 20.00%

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received under the Cap Agreement.

Net WAC Rate related to the Subordinate Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	7/25/2004	5.61	5.61	32	2/25/2007	8.84	9.06	63	9/25/2009	13.13	13.13
2	8/25/2004	5.65	8.66	33	3/25/2007	9.78	9.81	64	10/25/2009	13.57	13.57
3	9/25/2004	5.68	8.67	34	4/25/2007	8.83	9.06	65	11/25/2009	13.13	13.13
4	10/25/2004	5.90	8.68	35	5/25/2007	10.42	10.42	66	12/25/2009	13.57	13.57
5	11/25/2004	5.75	8.69	36	6/25/2007	10.08	10.08	67	1/25/2010	13.13	13.13
6	12/25/2004	5.97	8.69	37	7/25/2007	10.41	10.41	68	2/25/2010	13.13	13.13
7	1/25/2005	5.81	8.71	38	8/25/2007	10.14	10.14	69	3/25/2010	14.54	14.54
8	2/25/2005	5.84	8.71	39	9/25/2007	10.17	10.17	70	4/25/2010	13.14	13.14
9	3/25/2005	6.50	8.70	40	10/25/2007	10.51	10.51	71	5/25/2010	13.57	13.57
10	4/25/2005	5.90	8.72	41	11/25/2007	11.16	11.16	72	6/25/2010	13.14	13.14
11	5/25/2005	6.12	8.72	42	12/25/2007	11.53	11.53	73	7/25/2010	13.57	13.57
12	6/25/2005	5.94	8.74	43	1/25/2008	11.16	11.16	74	8/25/2010	13.14	13.14
13	7/25/2005	6.17	8.74	44	2/25/2008	11.16	11.16	75	9/25/2010	13.14	13.14
14	8/25/2005	5.99	8.74	45	3/25/2008	11.93	11.93	76	10/25/2010	13.57	13.57
15	9/25/2005	6.01	8.75	46	4/25/2008	11.16	11.16	77	11/25/2010	13.14	13.14
16	10/25/2005	6.23	8.75	47	5/25/2008	12.54	12.54	78	12/25/2010	13.57	13.57
17	11/25/2005	6.05	8.76	48	6/25/2008	12.14	12.14	79	1/25/2011	13.14	13.14
18	12/25/2005	6.28	8.76	49	7/25/2008	12.54	12.54	80	2/25/2011	13.14	13.14
19	1/25/2006	6.09	8.77	50	8/25/2008	12.14	12.14	81	3/25/2011	14.55	14.55
20	2/25/2006	6.10	8.77	51	9/25/2008	12.14	12.14	82	4/25/2011	13.14	13.14
21	3/25/2006	6.77	8.75	52	10/25/2008	12.54	12.54	83	5/25/2011	13.58	13.58
22	4/25/2006	6.14	8.78	53	11/25/2008	12.98	12.98	84	6/25/2011	13.14	13.14
23	5/25/2006	8.01	8.67	54	12/25/2008	13.41	13.41	85	7/25/2011	13.58	13.58
24	6/25/2006	7.75	8.68	55	1/25/2009	12.98	12.98	86	8/25/2011	13.14	13.14
25	7/25/2006	8.30	8.65	56	2/25/2009	12.98	12.98	87	9/25/2011	13.14	13.14
26	8/25/2006	8.03	8.67	57	3/25/2009	14.38	14.38	88	10/25/2011	13.58	13.58
27	9/25/2006	8.03	8.67	58	4/25/2009	12.98	12.98	89	11/25/2011	13.14	13.14
28	10/25/2006	8.30	8.65	59	5/25/2009	13.56	13.56	90	12/25/2011	13.58	13.58
29	11/25/2006	8.84	9.07	60	6/25/2009	13.13	13.13	91	1/25/2012	13.14	13.14
30	12/25/2006	9.13	9.30	61	7/25/2009	13.57	13.57
31	1/25/2007	8.84	9.07	62	8/25/2009	13.13	13.13

(1)

Assumes all indices are instantaneously increased to 20.00%

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received under the Cap Agreement.

 BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% PPC for Fixed Rate Home Equity Loans and 27% CPR for Adjustable Rate Home Equity Loans, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	24.4	19.45%	28.4	21.22%
Class M-2	19.6	16.98%	23.3	18.90%
Class M-3	16.6	15.20%	20.3	17.34%
Class M-4	14.7	13.97%	18.2	16.15%
Class M-5	12.4	12.34%	15.8	14.67%
Class M-6	10.6	10.96%	14.0	13.46%
Class M-7	8.9	9.55%	12.2	12.17%
Class B	7.5	8.31%	10.5	10.86%